TARGET PORTFOLIO TRUST

Target Total Return Bond Portfolio

Supplement dated September 30, 2014 to the
Currently Effective Prospectus and Statement of Additional Information

Scott A. Mather, Mark R. Kiesel, and Mihir P. Worah are the portfolio managers for the Target Total Return Bond Portfolio. William H. Gross is no longer a portfolio manager. All references and information pertaining to Mr. Gross are hereby deleted.

To further reflect these changes, the Portfolio’s Prospectus and Statement of Additional Information (SAI) are hereby changed as follows:

I.	In the section of the Prospectus entitled Summary: Total Return Bond Portfolio, in the sub-section entitled Management of the Portfolio, the existing table is deleted and replaced, as follows:
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	Scott A. Mather	CIO, US Core Strategies & Managing Director	September 2014
		Mark R. Kiesel	CIO, Global Credit & Managing Director	September 2014
		Mihir P. Worah	CIO, Real Return and Asset Allocation & Managing Director	September 2014

II.	In the section of the Prospectus entitled How the Trust is Managed/Portfolio Managers/Total Return Bond Portfolio and Intermediate-Term Bond Portfolio, the existing discussion pertaining to the Total Return Bond Portfolio is deleted and replaced, as follows:

PIMCO

Scott A. Mather, Mark R. Kiesel and Mihir P. Worah are jointly responsible for the day-to-day management of the Total Return Bond Portfolio's assets.

Scott A. Mather is CIO US Core Strategies, and a managing director in the Newport Beach office and head of global portfolio management. Previously, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 20 years of investment experience and holds a master's degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.

Mark R. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research. Morningstar named him Fixed-Income Fund Manager of the Year in 2012 and a finalist in 2010. He has written extensively on the topic of global credit markets, founded the firm’s Global Credit Perspectives publication and regularly appears in the financial media. He joined PIMCO in 1996 and previously served as PIMCO's global head of investment grade corporate bonds and as a senior credit analyst. He has 22 years of investment experience and holds an MBA from the University of Chicago's Graduate School of Business. He received his undergraduate degree from the University of Michigan.

Mihir P. Worah is CIO Real Return and Asset Allocation, and a managing director in the Newport Beach office, a portfolio manager, and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 12 years of investment experience and holds a PhD in theoretical physics from the University of Chicago.

III.	In the section of the SAI entitled Management & Advisory Arrangements/Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities/Total Return Bond Portfolio, the following is hereby added to the table:

Subadviser	Portfolio Managers	Registered Investment Companies ($MM)*	Other Pooled Investment Vehicles ($MM)	Other Accounts ($MM)**	Ownership of Fund Securities
Pacific Investment Management Company LLC	Scott A. Mather	38/$318,264.82	50/$41,649.34 3/$1,096.67	83/$34,257.78 13/$6, 249.97	None
	Mark R. Kiesel	35/$328,567.29	51/$65,710.81 8/$6,168.72	141/$72,777.78 14/$4,739.97	None
	Mihir P. Worah	56/$339,763.66	35/$30,594.20 1/$161	55/$31,888.57 7/$1,517.91	None

Information in the above table is as of September 26, 2014.

* Does not include Target Total Return Bond Portfolio.

** Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

LR634